UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Equity Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2020. The Fund’s principal investment objective is to seek both current income and long-term capital appreciation by investing primarily in emerging markets equity securities.

Total Investment Return

For the six-month period ended June 30, 2020, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund’s current primary benchmark, old benchmark and Custom Index (defined below) are as follows:

NAV*	-16.3%
Market Price*	-19.2%
MSCI Emerging Markets Index (Net Dividends)[1,2,3]	-9.8%
MSCI Emerging Markets Index (Gross Dividends)[1,2,3]	-9.7%
Custom AEF Emerging Markets Index[4]	-9.8%

*  assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 7).

NAV, Market Price and Discount

The below table presents a comparison from current six month period end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
6/30/2020	$7.12	$6.05	15.0%
12/31/2019	$8.66	$7.62	12.0%

Throughout the six-month period ended June 30, 2020, the Fund’s NAV was within a range of $5.41 to $8.98 and the Fund’s market price was within a range of $4.45 to $8.01 for the same time period. Throughout the six-month period ended June 30, 2020, the Fund’s shares traded within a range of a discount of 10.4% to 18.1%.

COVID-19

The respiratory illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies,

1	The MSCI Emerging Markets Index (Net Dividends) captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
2	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete Fund performance, please visit http://www.aberdeenaef.com.
3	At a meeting held on December 10, 2019, the Fund’s Board of Directors approved a change in the Fund’s benchmark from the MSCI Emerging Markets Index (Gross Dividends) to the MSCI Emerging Markets Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.
4	The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index (Net Dividends) (“MSCI EM Latin America Index”) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Dividends) (described above) for periods subsequent to April 30, 2018. The MSCI EM Latin America Index (Net Dividends) captures large and mid-cap representation across the following 6 EM countries* in Latin America: Argentina, Brazil, Chile, Colombia, Mexico, and Peru. With 107 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods

Aberdeen Emerging Markets Equity Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Tender Offer

On May 8, 2019, the Fund’s Board of Directors (the “Board”) approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196 shares of capital stock at a price equal to $7.86. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0. 2306) in accordance with the terms of the tender offer.

Distribution Policy

As announced on December 10, 2019, consistent with the Fund’s policy to pay distributions quarterly, comprised of net investment income generated by dividends paid from the Fund’s underlying securities, the Board approved an increase of the annualized distribution rate for the 2020 calendar year to 2.5%, payable quarterly, commencing with the March 2020 distribution. The determination was based on the Fund’s estimated dividend income over the period, net of taxes and expenses. This increased rate will be maintained for at least the next 12 months ending December 31, 2020. This policy will be subject to ongoing review by the Board.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined.

Revolving Credit Facility

On June 23, 2020, the Fund renewed its $55 million Revolving Credit Facility for a 1-year period with The Bank of Nova Scotia. The outstanding balance on the loan as of June 30, 2020 was

$40,900,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2020 and fiscal year ended December 31, 2019, the Fund repurchased 0 and 74,175 shares, respectively.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and

2	Aberdeen Emerging Markets Equity Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenaef.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/email-services.

Contact Us:

•  Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•  Email: Investor.relations@aberdeenstandard.com; or

•  Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Emerging Markets Equity Income Fund, Inc.	3

Report of the Investment Adviser (unaudited)

Market/economic review

Emerging-market equities declined over the six-month period ended June 30, 2020. The overarching factor that drove markets over the reporting period was the outbreak of COVID-19. The highly infectious and deadly coronavirus spread rapidly across the globe, forcing governments worldwide to impose lockdowns and social-distancing measures in an effort to contain its spread. These measures brought international travel to a standstill and severely hampered economic activity. Production and manufacturing indices across the world plummeted, while emerging-market currencies slumped against the U.S. dollar. All of this caused emerging-market equities to sell off aggressively in the first quarter of 2020. Markets subsequently rebounded in the second quarter, after initial lockdowns proved effective in stemming the outbreak in most affected areas. Despite recouping significant losses, emerging-market equities still underperformed their developed-market counterparts over the reporting period.

In our view, a key factor supporting the rally in emerging-market stocks was the unprecedented support by central banks and governments worldwide. This accommodative policy backdrop, coupled with the gradual reopening of economies in the latter half of the reporting period, allowed trade and consumer activity to restart. In turn, we believe this inspired hopes of an economic recovery. However, a resurgence of COVID-19 infections towards the end of the period stalled the market’s momentum.

In the second half of the reporting period, geopolitical tensions also resurfaced. Renewed civil unrest in Hong Kong prompted the Chinese government to impose a new security law on the territory. The U.S. responded by withdrawing Hong Kong’s special trade status. Relations between the world’s two largest trading partners soured further following a new U.S. law calling for greater scrutiny of foreign companies trading in the U.S. and the Pentagon’s list of 20 Chinese companies with military links that could face sanctions. China’s relations with India and Australia were also strained by border clashes in the Himalayas and the Australian government’s support for an investigation into China’s alleged role in triggering the COVID-19 pandemic.

The gyrating Brent Crude oil price also influenced emerging-market stocks over the reporting period. The COVID-19 pandemic brought a sharp decline in global demand for crude oil. This was compounded by a price war between Saudi Arabia and Russia in the countries’ bids to gain market share. Consequently, the oil-price collapse contributed to a slump in emerging-market equities earlier in 2020, but prices stabilized in the second quarter of the year due to recovering global demand, as well as notable supply discipline among the major oil producers following an agreement on output cuts in May.

At the company level, despite better-than-expected first-quarter 2020 corporate earnings and a visible market recovery attributable to the exceedingly supportive policy backdrop worldwide, many companies lowered or withdrew their 2020 earnings forecasts in light of the uncertain environment.

Fund performance review

The Fund returned -16.3%1 on a net asset value basis for the six-month period ended June 30, 2020, versus the -9.8% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends).2

A combination of relatively weak sector allocation and stock selection, particularly in China, weighed on Fund performance for the reporting period. Negative currency effects also played a part in the Fund’s underperformance. Specifically, the overweight allocation versus the benchmark to Latin America was a detractor, as the rapid market selloff at the peak of the COVID-19 pandemic led to currency depreciation in countries more reliant on U.S.-dollar funding. This was attributable to investors seeking the relative safe-haven of the U.S. dollar, along with emerging-market nations’ capacity to respond with offsetting monetary and fiscal policy. The Mexican peso and Brazilian real were hit particularly hard during the reporting period, while Asian currencies performed relatively well.

At a sector level, the Fund’s exposure to financials, particularly the holdings in traditionally high-yielding bank stocks, hampered performance due to the lower interest-rate environment that reduced banks’ earnings and profit margins. The Fund’s positions in consumer-related stocks, especially food-and-beverage companies that rely on consumption on the premises, also weighed on Fund performance, attributable to the pandemic-induced lockdowns that hampered restaurants and entertainment outlets. Finally, the lack of exposure to healthcare stocks detracted from Fund performance as demand for pharmaceutical products and medical supplies rose during the pandemic.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

4	Aberdeen Emerging Markets Equity Income Fund, Inc.

Report of the Investment Adviser (unaudited) (continued)

At the stock level, the Fund’s holdings in Latin America, particularly in Brazil and Mexico, had a negative impact on performance. In Brazil, the fledgling economic recovery was stopped in its tracks by the global slowdown and worries that the government authorities’ efforts to stem the COVID-19 outbreak were insufficient. The position in lender Banco Bradesco SA detracted from Fund performance amid investors’ concerns over a prolonged low-interest rate environment, as well as deteriorating asset quality. Similarly, shares of investment company Itausa fell during the reporting period as its key holdings in the financial and services sectors succumbed to margin pressures. The Fund’s holding in reinsurer IRB Brasil Resseguros SA also detracted from performance due to alleged weak accounting practices and investors’ concerns over its poor management integrity. We subsequently exited the Fund’s position in the company. In Mexico, the oil-price war pressured the peso and damaged the country’s status as an emerging-market safe haven. Similar to Banco Bradesco, Mexican lender Banorte was hindered by investors’ fears of protracted low interest rates. In the consumer sector, travel restrictions hampered airport operator Grupo Aeroportuario Centro Norte (OMA). Shares of the company moved lower over the reporting period as investors fretted over recovery prospects in the airline industry amid extended travel bans. On a more positive note, Argentina-based Mercado Libre Inc., the leading e-commerce platform in the region, in which we initiated a holding earlier in 2020, bolstered Fund performance. The stock price rose steadily over the reporting period, attributable to its strong business performance and pandemic-induced social-distancing measures that accelerated the penetration of e-commerce across Latin America.

China, where the pandemic first hit, was also the earliest market to recover. While the Fund’s exposure to China had a negative impact overall, the position in Tencent Holdings Ltd. was an exception. The internet giant emerged as the top contributor to Fund performance for the reporting period as technology stocks proved resilient during lockdowns. As people stayed at home, the demand for digital entertainment, including internet-based video games, grew faster than expected, boosting the company’s share price. The Fund’s indirect exposure to Tencent Holdings, via global internet companies Prosus N.V. and Naspers Ltd., also enhanced Fund performance. In the same vein, the lack of exposure to Tencent Holdings’ rival, Alibaba Group Holding Ltd., weighed on Fund performance as shares of the company performed well over the reporting period.

The Fund’s exposure to Hong Kong, which is not represented in the benchmark MSCI Emerging Markets Index, detracted from performance as political turmoil pressured the market. Nonetheless, several Fund holdings in Hong Kong performed well during the reporting period, partially aided by the territory’s resilient currency. In particular, shares of securities exchange operator Hong Kong

Exchanges and Clearing rallied on investors’ hopes that Chinese companies currently traded in the U.S. might re-list in Hong Kong instead in the wake of increased scrutiny by the U.S. government. Hang Lung Properties (HLP) and Convenience Retail Asia Ltd. (CRA) were also among the top contributors to Fund performance for the reporting period. While listed in Hong Kong, HLP derives the majority of its earnings from mainland China. CRA, which runs convenience stores in Hong Kong and in mainland China, managed to keep generating cash flows by adjusting in-store product offerings during the lockdown period. This allowed the company to pay a much-welcomed special cash return to shareholders in May 2020. Nevertheless, as political uncertainty in Hong Kong could, in our view, affect the local economy, we reduced the Fund’s positions in companies with exposure to the territory. Notably, we exited the Fund’s holding in diversified financial services company HSBC Holdings plc due to our concerns regarding its business outlook.

In Korea, the Fund’s holdings in chemicals and electric-vehicle battery manufacturer LG Chem Ltd. and semiconductor producer Samsung Electronics Co. Ltd. boosted performance over the reporting period. LG Chem benefited from investors turning more positive about the demand for electric vehicles. Shares of Samsung Electronics rose as memory demand held up relatively well over the reporting period, and on an anticipated improvement in its shareholder-returns policy. Samsung’s defensiveness amid the market sell-off also strengthened our conviction that the company is a high-quality holding with healthy fundamentals.

In key trading activity, besides the trades previously cited, we took the opportunity to review the Fund’s portfolio, weighing the longer-term impact of COVID-19 on the holdings. We exited the positon in Hangzhou Hikvision Digital Technology Co., Ltd., a manufacturer and supplier of video surveillance equipment, given our concerns over governance risks and a reduction in growth outside of China. We sold the Fund’s shares in South Africa-based telecommunications company MTN Group Ltd. due to our concerns about the deteriorating macroeconomic environment in Nigeria. We also exited the Fund’s positions in Poland-based Bank Pekao SA, Indonesian cement-maker Indocement Tunggal Prakarsa Tbk, Czech Republic-based financial services company Komer?ní banka, Thailand-based cement-maker Siam Cement Group PCL, and steel pipe manufacturer Tenaris S.A. as we believed that these companies had deteriorating outlooks, and we sold the Fund’s shares in consumer products maker Kimberley-Clark Corp. following its dividend payout, in favor of what we believed were better investment opportunities elsewhere.

Conversely, we took advantage of weakness to initiate a holding in Brasil Bolsa Balcão S.A. (B3), the Brazilian stock exchange operator, at what we believed was an attractive valuation, and in Russian

Aberdeen Emerging Markets Equity Income Fund, Inc.	5

Report of the Investment Adviser (unaudited) (concluded)

securities exchange operator Moscow Exchange given our greater conviction in its earnings and dividend outlook. We also used the opportunity to increase the Fund’s exposure to China by establishing a new position in natural gas producer and distributor China Resources Gas Group Ltd., as we believe this relatively defensive business should continue to pay healthy dividends; leading clothing manufacturer Shenzhou International Group Holdings Ltd., as we believe that it has attractive growth prospects and expectations of increased dividends; and electrical appliances manufacturer Midea Group Co. Ltd., given our view that it has a promising longer-term demand outlook. Elsewhere, we initiated Power Grid Corporation of India Ltd., an Indian electric transmission company that provides a relatively high dividend payout. In Thailand, we exited the Fund’s holding in telecommunications company Advanced Info Service PC (AIS) and reinvested the proceeds into Intouch Holdings PCL, an investment company that holds 40% of AIS.

Outlook

Emerging-market equities have recouped some of their losses since the first-quarter 2020 selloff, and we believe that several encouraging factors point towards a further rebound: easing lockdowns and loosening social-distancing restrictions; the reopening of economies; and highly accommodative monetary policy. However, several challenges remain, including the risks associated with a second wave of COVID-19 infections; heightened geopolitical tensions; rising unemployment rates that would hinder growth in consumer spending; and an increased risk of bankruptcies. We think that these will continue to weigh on corporate earnings, as evidenced by the fact that several companies have revised downward or withdrawn their earnings forecasts for the year. Therefore, we remain cautious about the outlook for emerging-market equities in the near term.

Nevertheless, we believe that the long-term trends for emerging markets remain attractive, and historically, increasing exposure to the asset class during periods of dislocation has proven effective. As bottom-up stock pickers, we focus on what we believe are high-quality companies with robust revenue streams and healthy balance sheets, which we anticipate will emerge stronger beyond the current crisis. We continue to favor companies with exposure to investment themes that are undimmed by the pandemic. These include greater demand for healthcare; technological advancements, such as cloud services; and shifting consumption patterns, including growing discretionary spending on education, online shopping, and gaming. Consequently, we intend to continue to use our on-the-ground advantage to stay focused on companies that in our view have healthy fundamentals that could yield sustainable returns in the longer term.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

6	Aberdeen Emerging Markets Equity Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark, prior benchmark and Custom Index (defined below) for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-16.3%	-11.4%	0.6%	3.8%	1.2%
Market Price	-19.2%	-14.8%	-1.1%	2.2%	0.3%
MSCI Emerging Markets Index (Net Dividends)*	-9.8%	-3.4%	1.9%	2.9%	3.3%
MSCI Emerging Markets Index (Gross Dividends)	-9.7%	-3.0%	2.3%	3.2%	3.6%
Custom AEF Emerging Markets Index[1]	-9.8%	-3.4%	3.2%	3.2%	-0.7%

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”), the Fund’s adviser, had entered into a written contract with the Fund to waive certain fees which was terminated on April 30, 2018. Effective April 30, 2018, AAML entered into an expense limitation agreement with the Fund that is effective through June 30, 2021. Without such waivers and limitation agreements, performance would be lower. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2020. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Performance information for periods prior to April 30, 2018 does not reflect the Fund’s current strategy. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenaef.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2020, was 1.66%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended June 30, 2020, was 1.57%. The annualized net operating expenses, net of fee waivers and excluding interest and line of credit expense based on the six-month period ended June 30, 2020, was 1.36%.

*	At a meeting held on December 10, 2019, the Fund’s Board of Directors approved a change in the Fund’s benchmark from the MSCI Emerging Markets Index (Gross Dividends) to the MSCI Emerging Markets Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.
1	The Custom AEF Emerging Markets Index (the “Custom Index”) reflects the returns of the MSCI Emerging Markets Latin America Index (Net Dividends) for periods prior to April 27, 2018 and the returns of the MSCI Emerging Markets Index (Net Dividends) for periods subsequent to April 30, 2018. The indices and time periods for the Custom Index align with the strategies utilized and benchmark for the Fund during the same time periods.

Aberdeen Emerging Markets Equity Income Fund, Inc.	7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors, expressed as a percentage of net assets as of June 30, 2020. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. As of June 30, 2020, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	22.7%
Information Technology	22.4%
Communication Services	22.1%
Consumer Discretionary	10.1%
Consumer Staples	7.5%
Real Estate	7.4%
Materials	5.7%
Energy	4.8%
Utilities	4.2%
Industrials	2.9%
Private Equity	0.4%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	-11.0%
100.0%

The following chart summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of June 30, 2020.

Countries	As a Percentage of Net Assets
China	31.1%
India	11.5%
South Korea	10.8%
Taiwan	10.7%
Brazil	8.8%
Hong Kong	7.0%
Russia	6.2%
Thailand	5.0%
Indonesia	3.0%
Mexico	2.9%
Other	3.0%
100.0%

8	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio Summary (unaudited) (concluded)

Currency Composition	As a Percentage of Net Assets
Hong Kong	34.8%*
United States	13.9%
Taiwan	10.7%
India	10.5%
South Korea	10.2%
Brazil	5.7%
Thailand	5.0%
China	3.5%
South Africa	3.4%
Indonesia	3.0%
Russia	2.7%
Kenya	1.8%
Mexico	1.5%
Turkey	1.1%
Malaysia	1.0%
United Kingdom	0.9%
Romania	0.5%
Short-Term Investments	0.8%
Other Liabilities	-11.0%
100.0%

*    includes Chinese issued securities that trade in Hong Kong dollar

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten holdings as of June 30, 2020:

Name of Security	As a Percentage of Net Assets
Tencent Holdings Ltd.	10.3%
Samsung Electronics Co. Ltd.	7.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.9%
China Resources Land Ltd.	3.3%
Ping An Insurance Group Co. of China Ltd., H Shares	2.8%
China Mobile Ltd.	2.7%
LUKOIL PJSC, ADR	2.6%
China Merchants Bank Co. Ltd., H Shares	2.5%
ITC Ltd.	2.3%
LG Chem Ltd.	2.3%

Aberdeen Emerging Markets Equity Income Fund, Inc.	9

Portfolio of Investments (unaudited)

As of June 30, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—110.2%
COMMON STOCKS —97.3%
AUSTRALIA—1.3%
218,900	BHP Group PLC	Metals & Mining—1.3%	$4,500,804
BRAZIL—7.1%
1,133,100	Ambev SA	Beverages—0.8%	2,946,256
257,300	B3 SA—Brasil Bolsa Balcao	Capital Markets—0.7%	2,606,546
1,297,450	Banco Bradesco SA	Banks—1.2%	4,523,575
3,600	MercadoLibre, Inc.(a)	Internet & Direct Marketing Retail—1.0%	3,548,772
508,800	Telefonica Brasil SA	Diversified Telecommunication Services—1.3%	4,528,405
743,095	Vale SA, ADR	Metals & Mining—2.1%	7,661,309
			25,814,863
CHILE—2.0%
225,600	Banco Santander Chile, ADR	Banks—1.0%	3,699,840
948,900	Enel Chile SA, ADR	Electric Utilities—1.0%	3,577,353
			7,277,193
CHINA—31.1%
78,600	58.com, Inc., ADR(a)	Interactive Media & Services—1.2%	4,239,684
1,968,500	China Merchants Bank Co. Ltd., H Shares	Banks—2.5%	9,122,307
1,418,700	China Mobile Ltd.	Wireless Telecommunication Services—2.6%	9,579,140
712,000	China Resources Gas Group Ltd.	Gas Utilities—1.0%	3,483,681
3,127,500	China Resources Land Ltd.	Real Estate Management & Development—3.3%	11,953,915
6,487,000	CNOOC Ltd.	Oil, Gas & Consumable Fuels—2.0%	7,280,536
509,886	Midea Group Co. Ltd., A Shares (Stock Connect)(b)	Household Durables—1.2%	4,322,623
1,020,500	Ping An Insurance Group Co. of China Ltd., H Shares	Insurance—2.8%	10,173,351
22,700	Prosus(a)	Internet & Direct Marketing Retail—0.6%	2,110,155
2,537,135	SAIC Motor Corp. Ltd., A Shares (Stock Connect)(b)	Automobiles—1.7%	6,122,289
345,000	Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods—1.2%	4,194,237
583,100	Tencent Holdings Ltd.	Interactive Media & Services—10.3%	37,363,805
52,104	Yum China Holdings, Inc.	Hotels, Restaurants & Leisure—0.7%	2,504,639
			112,450,362
HONG KONG—7.0%
418,000	AIA Group Ltd.	Insurance—1.1%	3,911,477
8,822,000	Convenience Retail Asia Ltd.	Food & Staples Retailing—1.2%	4,179,151
2,803,000	Hang Lung Properties Ltd.	Real Estate Management & Development—1.8%	6,663,507
176,432	Hong Kong Exchanges & Clearing Ltd.	Capital Markets—2.1%	7,514,538
19,515,000	Pacific Basin Shipping Ltd.	Marine—0.8%	2,869,016
			25,137,689
INDIA—11.5%
1,414,199	Bharti Infratel Ltd.	Diversified Telecommunication Services—1.2%	4,152,051
124,000	Hindustan Unilever Ltd.	Household Products—1.0%	3,580,001
328,100	Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance—2.1%	7,656,629
540,000	Infosys Ltd.	Information Technology Services—1.4%	5,233,133
375,600	Infosys Ltd., ADR	Information Technology Services—1.0%	3,628,296
3,203,000	ITC Ltd.	Tobacco—2.3%	8,295,930
1,780,000	Power Grid Corp. of India Ltd.	Electric Utilities—1.1%	4,127,328
179,600	Tata Consultancy Services Ltd.	Information Technology Services—1.4%	4,950,829
			41,624,197

10	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDONESIA—3.0%
19,227,000	Bank Rakyat Indonesia Persero Tbk PT	Banks—1.1%	$4,103,870
1,902,700	Mandom Indonesia Tbk PT	Personal Products—0.3%	1,001,919
38,109,800	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—0.4%	1,480,640
19,211,800	Telekomunikasi Indonesia Persero Tbk PT	Diversified Telecommunication Services—1.2%	4,115,403
			10,701,832
KENYA—1.8%
8,696,000	Equity Group Holdings PLC(a)	Banks—0.8%	2,815,692
13,543,600	Safaricom PLC	Wireless Telecommunication Services—1.0%	3,665,004
			6,480,696
MACAU—2.1%
1,927,200	Sands China Ltd.	Hotels, Restaurants & Leisure—2.1%	7,591,697
MALAYSIA—1.0%
653,000	Heineken Malaysia Bhd	Beverages—1.0%	3,454,567
MEXICO—2.9%
138,357	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—1.4%	5,139,963
1,518,797	Grupo Financiero Banorte SAB de CV, Class O	Banks—1.5%	5,255,277
			10,395,240
ROMANIA—0.5%
711,100	BRD-Groupe Societe Generale SA(a)	Banks—0.5%	1,913,878
RUSSIA—6.2%
485,400	Globaltrans Investment PLC	Road & Rail—0.7%	2,616,306
127,788	LUKOIL PJSC	Oil, Gas & Consumable Fuels—2.6%	9,499,007
8,722	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels—0.2%	647,347
2,429,800	Moscow Exchange MICEX-RTS PJSC	Capital Markets—1.1%	3,884,373
1,991,150	Sberbank of Russia PJSC	Banks—1.6%	5,716,706
			22,363,739
SOUTH AFRICA—2.1%
1,559,400	FirstRand Ltd.	Diversified Financial Services—0.9%	3,429,244
22,700	Naspers Ltd., N Shares	Internet & Direct Marketing Retail—1.2%	4,171,813
			7,601,057
TAIWAN—10.7%
490,000	Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment—1.9%	6,748,856
1,954,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—2.0%	7,327,830
2,317,000	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment—6.8%	24,744,429
			38,821,115
THAILAND—5.0%
5,704,400	Hana Microelectronics PCL, Foreign Shares	Electronic Equipment Instruments & Components—1.4%	5,168,077
2,522,600	Intouch Holdings PCL, Foreign Shares	Wireless Telecommunication Services—1.3%	4,616,011
14,433,400	Land & Houses PCL, Foreign Shares	Real Estate Management & Development—1.0%	3,577,236
7,947,300	Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	Equity Real Estate Investment Trusts (REIT)— 1.3%	4,846,317
			18,207,641

Aberdeen Emerging Markets Equity Income Fund, Inc.	11

Portfolio of Investments (unaudited) (continued)

As of June 30, 2020

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TURKEY—1.1%
3,068,381		Enerjisa Enerji AS(c)	Electric Utilities—1.1%	$3,850,307
UNITED KINGDOM—0.9%
485,527		M.P. Evans Group PLC	Food Products—0.9%	3,294,283
		Total Common Stocks		351,481,160
PREFERRED STOCKS—12.5%
BRAZIL—1.7%
3,583,120		Itausa—Investimentos Itau SA	Banks—1.7%	6,318,773
SOUTH KOREA —10.8%
38,805		LG Chem Ltd. Pref	Chemicals—2.3%	8,164,003
736,593		Samsung Electronics Co. Ltd. GDR	Technology Hardware, Storage & Peripherals—7.9%	28,693,443
2,200		Samsung Electronics Co. Ltd., Pref GDR	Technology Hardware, Storage & Peripherals—0.6%	2,127,400
				38,984,846
		Total Preferred Stocks		45,303,619
PRIVATE EQUITY—0.4%
GLOBAL—0.0%*
11,723,413	(d)	Emerging Markets Ventures I, L.P.(a)(e)(f)(g)(h)(i)	Private Equity— –%	72,333
ISRAEL—0.4%
1,250,001	(d)	ABS GE Capital Giza Fund, L.P.(a)(e)(f)(h)(i)(j)	Private Equity— –%	21,988
3,349,175	(d)	BPA Israel Ventures, LLC(a)(e)(f)(g)(h)(i)(j)	Private Equity— 0.1%	137,651
250,440	(d)	Delta Fund I, L.P.(a)(e)(f)(h)(i)	Private Equity— –%	726
108,960		Exent Technologies Ltd. Preferred A1 Shares(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
93,456		Exent Technologies Ltd. Preferred C Shares(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
23,574		Exent Technologies Ltd. Warrants A1(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
70,284		Flash Networks Ltd. Ordinary Shares(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
18		Flash Networks Ltd. Series C Preferred(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
34,896		Flash Networks Ltd. Series C-1 Preferred(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
20,289		Flash Networks Ltd. Series D Preferred(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
14,928		Flash Networks Ltd. Series E Preferred(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
33		Flash Networks Ltd. Warrants C(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
78		Flash Networks Ltd. Warrants Ordinary(a)(e)(f)(h)(i)(k)	Private Equity— –%	–
4,000,000	(d)	Giza GE Venture Fund III, L.P.(a)(e)(f)(h)(i)(j)(l)	Private Equity— –%	20,720
1,522,368	(d)	Neurone Ventures II, L.P.(a)(e)(f)(h)(i)(j)(l)	Private Equity— 0.1%	480,018
2,400,000		Telesoft Partners II QP, L.P.(a)(e)(h)(i)(j)	Private Equity— 0.2%	591,504
				1,252,607
		Total Private Equity		1,324,940
		Total Long-Term Investments—110.2% (cost $437,579,809)		398,109,719

12	Aberdeen Emerging Markets Equity Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2020

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.8%
UNITED STATES—0.8%
2,822,711	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.12%(m)	$2,822,711
	Total Short-Term Investment—0.8% (cost $2,822,711)	2,822,711
	Total Investments—111.0% (cost $440,402,520)(n)	400,932,430
	Liabilities in Excess of Other Assets—(11.0)%	(39,639,727)
	Net Assets—100.0%	$361,292,703

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Represents contributed capital.
(e)	Illiquid security.
(f)	Considered in liquidation by the Fund's Adviser.
(g)	As of June 30, 2020, the aggregate amount of open commitments for the Fund is $2,627,412.
(h)	Restricted security, not readily marketable. See Note 2(b) of the accompanying Notes to Financial Statements.
(i)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund's Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(j)	Fund of Fund investment.
(k)	Direct investment.
(l)	Considered active investments by the Fund's Adviser.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7-day yield as of June 30, 2020.
(n)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.
*	"Global" is the percentage attributable to the Fund's holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PLC—Public Limited Company

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	13

Statement of Assets and Liabilities (unaudited)

As of June 30, 2020

Assets
Investments, at value (cost $437,579,809)	$398,109,719
Short-term investments, at value (cost $2,822,711)	2,822,711
Foreign currency, at value (cost $300,763)	301,001
Interest and dividends receivable	1,935,878
Receivable for investments sold	9,799
Tax reclaim receivable	52,801
Prepaid expenses	128,620
Prepaid expenses in connection with revolving credit facility (Note 7)	8,431
Total assets	403,368,960
Liabilities
Revolving credit facility payable (Note 7)	40,900,000
Investment advisory fees payable (Note 3)	640,998
Administration fees payable (Note 3)	66,506
Director fees payable	56,399
Investor relations fees payable (Note 3)	36,286
Interest payable on revolving credit facility	26,960
Other accrued expenses	349,108
Total liabilities	42,076,257

Net Assets	$361,292,703
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$50,752
Paid-in capital in excess of par	450,319,462
Distributable accumulated loss	(89,077,511)
Net Assets	$361,292,703
Net asset value per share based on 50,751,778 shares issued and outstanding	$7.12

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Equity Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2020

Net Investment Income
Income
Dividends and other income (net of foreign withholding taxes of $748,624)	$6,642,362
Interest income and other income	11,269
Total Investment Income	6,653,631
Expenses
Investment advisory fee (Note 3)	1,598,705
Excise tax expense	293,901
Custodian's fees and expenses	148,856
Administration fee (Note 3)	147,439
Directors' fees and expenses	114,995
Insurance expense	101,256
Investor relations fees and expenses (Note 3)	58,529
Legal fees and expenses	51,907
Reports to shareholders and proxy solicitation	45,333
Independent auditors' fees and expenses	35,629
Transfer agent's fees and expenses	20,925
Miscellaneous	53,494
Total expenses before reimbursed/waived expenses	2,670,969
Interest and revolving credit facility expenses (Note 7)	395,701
Total expenses	3,066,670
Less: Investment advisory fee waiver (Note 3)	(165,486)
Net expenses	2,901,184

Net Investment Income	3,752,447
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(24,308,305)
Foreign currency transactions	(268,267)
(24,576,572)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $28,387 change in deferred capital gains tax)	(52,232,676)
Foreign currency translation	(72,607)
(52,305,283)
Net realized and unrealized (loss) from investments and foreign currency translations	(76,881,855)
Net Decrease in Net Assets Resulting from Operations	$(73,129,408)

See Notes to Financial Statements.

Aberdeen Emerging Markets Equity Income Fund, Inc.	15

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$3,752,447	$12,900,241
Net realized loss from investment and foreign currency related transactions	(24,576,572)	(19,113,093)
Net change in unrealized appreciation on investments and foreign currency translation	(52,305,283)	84,713,465
Net increase/(decrease) in net assets resulting from operations	(73,129,408)	78,500,613
Distributions to Shareholders from:
Distributable earnings	(4,907,699)	(8,986,152)
Net decrease in net assets from distributions	(4,907,699)	(8,986,152)
Repurchase of common stock resulting in the reduction of 0 and 74,175 shares of common stock, respectively (Note 6)	–	(516,082)
Cost of shares purchased through a tender offer (including $0 & $161,303 in expenses, respectively) of 0 and 8,956,196 shares, respectively (Note 5)	–	(70,557,004)
Expenses in connection with the in-kind tender offer (Note 6)	–	69,642
Change in net assets from capital transactions	–	(71,003,444)
Change in net assets resulting from operations	(78,037,107)	(1,488,983)
Net Assets:
Beginning of period	439,329,810	440,818,793
End of period	$361,292,703	$439,329,810

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

16	Aberdeen Emerging Markets Equity Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2020		For the Fiscal Years Ended December 31,
	(unaudited)		2019	2018	(a)	2017	(b)	2016	(b)	2015	(b)
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$8.66		$7.37	$9.99		$7.80		$5.91		$8.57
Net investment income	0.07		0.23	0.19		0.10		0.11		0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(1.51)		1.21	(1.36)		2.23		1.88		(2.69)
Total from investment operations applicable to common shareholders	(1.44)		1.44	(1.17)		2.33		1.99		(2.55)
Dividends and distributions to common shareholders from:
Net investment income	(0.10)		(0.17)	(0.13)		(0.14)		(0.10)		(0.11)
Net realized gains	–		–	(1.36)		–		–		–
Total distributions	(0.10)		(0.17)	(1.49)		(0.14)		(0.10)		(0.11)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–		–	0.01		–		–		–
Impact due to tender offer	–		0.02	0.03		–		–		–
Total capital share transactions	–		0.02	0.04		–		–		–
Net asset value per common share, end of period	$7.12		$8.66	$7.37		$9.99		$7.80		$5.91
Market value, end of period	$6.05		$7.62	$6.35		$9.15		$6.78		$5.22
Total Investment Return Based on(d):
Market value	(19.22%	)	22.80%	(16.72%	)	37.05%		31.68%		(30.95%	)
Net asset value	(16.35%	)	20.25%	(10.38%	)	30.05%		33.81%		(29.42%	)(e)
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$361,293		$439,330	$440,819		$217,187		$169,502		$128,544
Average net assets (000 omitted)	$370,622		$442,354	$445,001		$203,477		$161,113		$162,418
Total expenses, net of fee waivers(f)	1.57%	(g)	1.54%	1.55%		1.68%		1.37%		1.39%
Total expenses, excluding fee waivers(f)	1.66%	(g)	1.57%	1.56%	(h)	1.70%		1.38%		1.41%
Total expenses, excluding taxes net of fee waivers	1.57%	(g)	1.54%	1.45%	(h)	1.32%		1.34%		1.39%
Total expenses, excluding taxes and interest and revolving credit facility expenses, net of fee waivers	1.36%	(g)	1.19%	1.25%	(h)	–	(i)	–	(i)	–	(i)
Net investment income(f)	2.04%	(g)	2.92%	2.24%		1.03%		1.48%		1.82%
Portfolio turnover	12.08%	(j)	13.26%	145.10%	(k)	14.53%		10.71%		14.75%
Senior securities (loan facility) outstanding (000 omitted)	$40,900		$40,900	$49,000		$–	(i)	$–	(i)	$–	(i)
Asset coverage ratio on revolving credit facility at period end	983%		1,174%	1,000%		–	(i)	–	(i)	–	(i)
Asset coverage per $1,000 on revolving credit facility at period end(l)	$9,834		$11,742	$9,996		$–	(i)	$–	(i)	$–	(i)

(a)	Seven Aberdeen Funds reorganized into Aberdeen Emerging Markets Equity Income Fund on April 27, 2018.
(b)	Historical net asset value and per share amounts for the accounting survivor of the reorganizations have been recasted to reflect the conversion ratio of 2.9187 in effect on the date of reorganization of April 27, 2018. Ratios to Average Net Assets were not impacted.
(c)	Based on average shares outstanding.

Aberdeen Emerging Markets Equity Income Fund, Inc.	17

Financial Highlights (concluded)

(d)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(f)	Ratios include the effect of Chilean taxes.
(g)	Annualized.
(h)	Effective April 30, 2018, the Fund entered into an expense limitation agreement to limit total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. (See Note 3) Prior to this, there was no expense limitation agreement in place.
(i)	Effective June 26, 2018, the Fund began utilizing the revolving credit facility.
(j)	Not annualized.
(k)	The variation in the Fund's turnover rate from 2017 to 2018 was primarily due to the reorganization of the Fund and change in investment strategy.
(l)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2020

1. Organization

Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE American under the ticker symbol “AEF”.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act as of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which

Aberdeen Emerging Markets Equity Income Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund may also invest in private equity private placement securities, which represented x.x% of the net assets of the Fund as of June 30, 2020. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the NAVs provided by the underlying funds.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

	Level 1 – Quoted	Level 2 – Other Significant	Level 3 – Significant
Investments, at Value	Prices ($)	Observable Inputs ($)	Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$67,380,362	$284,100,798	$–	$351,481,160
Preferred Stocks	8,446,173	36,857,446	–	45,303,619
Short-Term Investment	2,822,711	–	–	2,822,711
Total	$78,649,246	$320,958,244	$–	$399,607,490
Private Equity(a)				1,324,940
Total Investments				$400,932,430

Amounts listed as “–” are $0 or round to $0.

(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended.

Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at

20	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that

Aberdeen Emerging Markets Equity Income Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives an annual fee, calculated weekly and paid quarterly, equal to 0.90% of the first $250 million, 0.80% of amounts $250-$500 million and 0.75% of amounts over $500 million. For the six-month period ended June 30, 2020, AAML earned $1,598,705 for advisory services.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 1.20% of the average daily Net Assets of the Fund on an annualized basis. Through June 30, 2020, AAML waived a total of $165,486 pursuant to the Expense Limitation Agreement. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the “Reimbursement Requirements”).

As of June 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for them Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Amount	Amount	Amount
Fiscal Year 2018	Fiscal Year 2019	Period End 2020
(Expires 12/31/21)	(Expires 12/31/22)	(Expires 6/30/23)	Total*
$70,875	$151,341	$165,486	$387,702

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administration:

Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASII”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the six-month period ended June 30, 2020, ASII earned $147,439 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”).

22	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2020, the Fund incurred investor relations fees of approximately $58,529. For the year ended June 30, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2020, were $49,355,637 and $54,401,095, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share common stock. As of June 30, 2020, there were 50,751,778 shares of common stock issued and outstanding.

a. Tender Offer and Distribution

On May 8, 2019, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV per share at the close of business on the NYSE American on June 18, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 17, 2019 and expired on June 17, 2019. In connection with the tender offer, the Fund purchased 8,956,196.00 shares of capital stock at a price equal to $7.86. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.2306) in accordance with the terms of the tender offer.

6. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2020, the Fund repurchased 0 shares pursuant to its repurchase agreement.

7. Credit Facility

The Fund’s $55,000,000 senior secured revolving credit facility with The Bank of Nova Scotia was renewed on June 23, 2020 for a 1-year term. The outstanding balance on the loan as of June 30, 2020 was $40,900,000 and the average interest rate on the loan facility was 1.83%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

Aberdeen Emerging Markets Equity Income Fund, Inc.	23

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

8. Private Equity Investments

Certain of the Fund's investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value at 6/30/20	Percent of Net Assets	Cumulative Distributions Received (2)
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$1,250,000	$985,303	$21,988	0.01	$1,660,765
BPA Israel Ventures, LLC (3)	10/05/00 – 12/09/05	4,600,000	1,809,951	137,651	0.04	705,645
Delta Fund I, L.P.	11/15/00 – 03/28/07	250,000	89,240	726	–	339,118
Emerging Markets Ventures I, L.P. (3)	01/22/98 – 01/10/06	13,100,000	3,999,829	72,333	0.02	12,723,311
Exent Technologies Ltd. Preferred A1 Shares (4)	11/29/15	–	178,199	–	–	–
Exent Technologies Ltd. Preferred C Shares (4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1 (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares (4)	11/29/15	–	163,839	–	–	–
Flash Networks Ltd. Series C Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants Ordinary (4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	4,000,000	2,429,172	20,720	0.01	1,323,321
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	1,500,000	130,639	480,018	0.13	1,145,050
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,066,370	591,504	0.16	1,282,411
Total		$27,100,000	$10,852,542	$1,324,940	0.37	$19,101,699

Amounts listed as "–" are $0 or round to $0.

(1)	Telesoft Partners II QP, L.P. is still considered an active investment by the Fund's Adviser. Exent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., ABS GE Capital Giza Fund, L.P., BPA Israel Ventures, LLC, Delta Fund I, L.P., Giza GE Venture Fund III, L.P. and Emerging Markets Ventures I, L.P. are in liquidation.
(2)	Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.
(3)	BPA Israel Ventures LLC has open commitments of $1,250,825. Emerging Markets Ventures I, L.P. has open commitments of $1,376,587.
(4)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

The Fund may incur certain costs in connection with the disposition of the above securities.

9. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including

24	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development,

government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, "Stock Connect"). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund's ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

e. Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

f. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may

Aberdeen Emerging Markets Equity Income Fund, Inc.	25

Notes to Financial Statements (unaudited) (continued)

June 30, 2020

be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

g. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

h. Market Events Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of the Fund's investments as described in the Letter Shareholders and Report of the Investment Manager. The COVID-19 pandemic and impacts thereof may continue for an extended period of time. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

For example, whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of a Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

Please read the prospectus for more detailed information regarding these and other risks.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

26	Aberdeen Emerging Markets Equity Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2020

11. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized depreciation as of June 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$439,627,355	$33,532,435	$(72,227,360)	$(38,694,925)

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2020.

Aberdeen Emerging Markets Equity Income Fund, Inc.	27

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 4, 2020 at 1900 Market Street, Suite 200, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect one Class III Director to the Board of Directors:

	Votes For	Votes Against	Abstained
Steven N. Rappaport	39,694,299	3,987,418	11,504

Under the Fund's retirement policy, the retirement of Mr. James Cattano and Mr. Lawrence Fox was effective at the conclusion of the 2020 Annual Meeting. The Board would like to extend its sincere gratitude to Mr. Cattano and Mr. Fox and acknowledge the invaluable contributions they have made to the Fund during their tenure and wish them the best of success in all their future endeavours.

In light of the foregoing, the Board approved a reduction in the size of the Board from six to four directors. Directors, in addition to Mr. Rappaport, whose term of office continued beyond the Meeting are as follows: Nancy Yao Maasbach, C. William Maher and Rahn Porter. Effective upon the retirement of Mr. Cattano, the Board appointed Mr. Maher, an Independent Director, to serve in the role of Audit and Valuation Committee Chair.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the "1940 Act") and the terms of the investment advisory agreement (the "Advisory Agreement") between the Aberdeen Emerging Markets Equity Income Fund, Inc. (the "Fund") and Aberdeen Asset Managers Limited (the "Adviser" or "AAML") require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the "Board"), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors").

At a regularly scheduled quarterly meeting held on June 16, 2020 (the "Quarterly Meeting"), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. Pursuant to relief granted by the Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In considering whether to approve the continuation of the Fund's Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, comparative investment performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 10, 2020 (together with the Quarterly Meeting held on June 16, 2020, the "Meetings") to review the materials provided and the relevant legal considerations.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund's performance benchmark, including, with respect to the Fund's performance and accounting predecessor (the "Predecessor Fund"), information for the Predecessor Fund for periods prior to the reorganization of seven closed-end funds with and into the Fund (the "Reorganization") and the renaming of the Fund that took effect on April 30, 2018; (ii) information regarding the Fund's expenses and advisory fees, including information comparing the Fund's expenses to those of a peer group of funds and information about applicable fee "breakpoints" and expense limitations; (iii) information regarding the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors' independent legal counsel on behalf of the Independent Directors; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory arrangement under the 1940 Act and Maryland law.

28	Aberdeen Emerging Markets Equity Income Fund, Inc.

Supplemental Information (unaudited) (continued)

The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Advisory Agreement. In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement include the factors listed below.

In addition, the Board considered other matters such as: (i) the Fund's investment objective and strategy, (ii) the Adviser's investment personnel and operations, (iii) the resources devoted by the Adviser to the Fund, (iv) the Adviser's financial condition and stability, (v) the Adviser's record of compliance with the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the allocation of the Fund's brokerage, and the use, if any, of "soft" commission dollars to pay the Fund's expenses and to pay for research and other similar services, and (vii) possible conflicts of interest. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.

The Board also noted that in addition to the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement at the Meetings, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund's investment performance and information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

Investment performance of the Fund and the Adviser. The Board received and reviewed with the Fund's management, among other performance data, information that compared the Fund's return to comparable investment companies. The Board also received and considered performance information compiled by SI as compared with the funds in the Fund's Morningstar category (the "Morningstar Group").

In addition, the Board received and reviewed: information regarding the Fund's total return on a net and gross basis and relative to the Fund's benchmark and the Fund's and Predecessor Fund's share performance and premium/discount information. Additionally, the Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and management's discussion of the Fund's performance. The Board also received and considered information about the Fund's and Predecessor Fund's total return against the respective Morningstar Group average and against other comparable Aberdeen-managed funds. The Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. The Board also considered the Adviser's performance and reputation generally, the responsiveness of the Adviser to Director concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Advisory Agreement.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors also considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, The Board reviewed the background and experience of the Adviser's senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Adviser and the Adviser's ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors also took into account the Adviser's investment experience and considered information regarding the Adviser's compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Adviser. The Board considered the Adviser's risk management processes. The Board noted that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Adviser's compliance policies and procedures and considered the Adviser's brokerage policies and practices. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser. The Board based its determination on various factors, including how the Fund's management fees compared relative to a peer group consisting of other comparable closed-end funds (the "Peer Group") at higher asset levels and that the Fund's management fee schedule provided breakpoints at higher asset

Aberdeen Emerging Markets Equity Income Fund, Inc.	29

Supplemental Information (unaudited) (concluded)

levels to adjust for anticipated economies in the event of asset increases. The Board also considered that the Adviser had agreed to extend its expense limitation agreement with the Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund's total annual operating expenses for a period of time.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board received and took into account information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by its Peer Group. The Board considered the management fee structure, including that management fees for the Fund were based on the Fund's average weekly net assets rather than total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar AAML-advised investment vehicles against which to compare the Fund's advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund's advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund's fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund's Morningstar expense category as compiled by SI.

The Board also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective, the Fund's record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	so-called "fallout benefits" to the Adviser or Aberdeen Standard Investments, Inc. ("ASII"), such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Fund's securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services performed by ASII, an affiliate of the Adviser, under a separate agreement covering administrative services.

*          *          *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund's Advisory Agreement for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Directors, including the Independent Directors, voting separately, would ratify their approval at the next in-person Board meeting.

30	Aberdeen Emerging Markets Equity Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market within five business days after receiving the funds.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay per share fee of currently $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

Aberdeen Emerging Markets Equity Income Fund, Inc.	31

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone or using Investor Center. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

32	Aberdeen Emerging Markets Equity Income Fund, Inc.

Corporate Information

Directors

Nancy Yao Maasbach

C. William Maher

Rahn Porter

Steven N. Rappaport, Chairman

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Loiusville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2020 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Equity Income Fund, Inc. are traded on the NYSE American under the symbol "AEF". Information about the Fund's net asset value and market price is available at www.aberdeenaef.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AEF SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –	Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6 - Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period are included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal half-year covered buy this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Not applicable

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable for this reporting period.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Equity Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 8, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Equity Income Fund, Inc.

Date:	September 8, 2020